SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): January 20, 2015

One Horizon Group, Inc.

 (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	000-10822	46-3561419
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

Weststrasse 1, Baar, Switzerland, CH6340
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

011 41 41 760 5820
 (ISSUER TELEPHONE NUMBER)

Copies to:

Hunter Taubman Weiss LLP
130 w. 42nd Street, Suite 1050
 New York, NY 10036
Tel: 212-732-7184

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see  General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On December 22, 2014, One Horizon Group, Inc. (the “Company” or “we”, “us”) closed a private placement of $3,500,000 (the “Closing”)in reliance upon the exemption from securities registration afforded by Regulation S (“Regulation S”) as promulgated under the Securities Act of 1933, as amended (the “Offering”). In connection with the Offering, we issued to an investor (the “Investor”) a convertible debenture that is convertible into 1,555,556 shares of common stock, par value $0.0001 per share (the “Common Stock”), Class C warrant to purchase 388,889 shares of Common Stock and Class D warrant to purchase 388,889 shares of Common Stock. Furthermore, the Investor is eligible to receive additional consideration in the form of a performance warrant to purchase certain amount of shares of Common Stock based on our annual reported subscriber numbers, twenty four (24) months after the Closing, as is reflected in our Annual Report on Form 10-K for the year ending December 31, 2016 (the “Form 10-K”), if we fail to achieve 15.0 million subscribers at that time. In addition, the placement agent in the Offering received placement agent warrant, Class C warrant and Class D warrant to purchase 62,222, 15,556 and 15,556 shares of Common Stock, respectively; and a cash fee of $280,000.

On January 20, 2015, the Company amended and restated all warrants issued or issuable in connection the Offering to include a cashless exercise clause.  Pursuant to the cashless exercise clause, a holder of any of these warrants may, commencing on a date which is twelve months from the original issuance date of the warrants, in the event that there is not an effective registration statement covering the resale of the common shares underlying the Warrants (the “Warrants Shares”) as required by the Registration Rights Agreement, exercise the warrant by cashless exercise; provided, however, that the holder may not exercise the warrant by cashless exercise if the registration statement is not effective for any of certain reasons set forth in the Registration Rights Agreement. Other than as specifically set forth herein, the terms of warrants including Class C warrant, Class D warrant, performance warrant and placement agent warrant remain in full force and effect.

The foregoing description of the warrants is only a summary of their material terms, does not purport to be complete and is qualified in its entirety by reference to such documents. A copy of each of the warrants is filed as Exhibits 10.1, 10.2 10.3 and 10.4, to this current report on Form 8-K.For more detailed information of the Offering and the Offering documents, please refer to our current report on Form 8-K filed with the Commission on December 29, 2014

Item 3.02 Unregistered Sales of Equity Securities

To the extent required by Item 3.02 of Form 8-K, the information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy securities, nor shall such securities be offered or sold in the United States absent registration or an applicable exemption from the registration requirements and certificates evidencing such securities contain a legend stating the same.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Form of Amended and Restated Class C Warrant
10.2	Form of Amended and Restated Class D Warrant
10.3	Form of Amended and Restated Placement Agent Warrant
10.5	Form of Amended and Restated Performance Warrant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONE HORIZON GROUP, INC.

Date: January 23, 2015	By:	/s/ Brian Collins
Brian Collins
Chief Executive Officer, President and Chairman